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                                                              EXHIBIT 10.60

                      ASSIGNMENT OF PARTNERSHIP INTEREST

      ASSIGNMENT OF PARTNERSHIP INTEREST (this "Assignment") dated as of the 28th day of October, 1996 from THE MILLS LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Assignor") to CS FIRST BOSTON MORTGAGE CAPITAL CORP. (together with its successors and assigns, "Assignee").

            1. Assignment. Assignor hereby assigns, transfers and conveys to Assignee all right, title and interest in and to the 98.0202% limited partnership interest (the "Units") in Sunrise Mills (MLP) Limited Partnership (the "Partnership"), a District of Columbia limited partnership established pursuant to that certain Agreement of Limited Partnership dated as of October 21, 1986 as amended (the "Partnership Agreement"), standing in the name of Assignor on the books of the Partnership and all rights, claims, suits, causes of action (whether known or unknown) of Assignor in any way based upon, arising out of or related to the Units, the Partnership and/or the Partnership Agreement (including, without limitation, the right to receive all distributions in respect of such Units whether in respect of the period prior to or after the date hereof) (collectively, together with the Units, the "Assigned Rights").

            2. Power of Attorney. Assignor hereby irrevocably constitutes and appoints Assignee as its true and lawful attorney-in-fact (with full power of substitution) with respect to all matters relating to the Assigned Rights (and any portion thereof) and authorizes Assignee, in Assignor's name, place and stead, to do all things necessary or desirable in connection with the Assigned Rights (and any portion thereof) (including, without limitation, to act, vote, elect and to demand, sue for, compromise and recover all sums of money and other property which now are, or may hereafter become due and payable for, or on account of the Assigned Rights (or any portion thereof)) and hereby grants Assignee full authority and an irrevocable proxy to, in Assignor's name, place and stead, execute, acknowledge, deliver, endorse, swear to, file and record agreements, certificates, documents and instruments in connection with same. Assignor hereby agrees that (i) the irrevocable power of attorney and proxy granted herein is coupled with an interest and (ii) notwithstanding anything to the contrary contained herein, the powers granted to Assignee herein are discretionary in nature and exercisable at the sole option of Assignee and that the Assignee shall have no obligation whatsoever to prove, demand or take any action with respect to the Assigned Rights (or any portion thereof).

            3. Subsequent Payments, Notices and Distributions. Assignor hereby agrees that in the event it shall receive any payment or other distribution in respect of, or any notice, consent, proxy or other document relating to, the Assigned Rights it shall hold same in trust on behalf of Assignee, such payment, notice or other distribution shall be the property of Assignee not subject to any set-off, claim or recoupment and shall not be within the estate of, or constitute property of, Assignor (as each of such terms are used in connection with the Bankruptcy Code or otherwise) and Assignor shall deliver same to Assignee as promptly as possible (but in no event later than 2 business days) following receipt thereof by Assignor. Assignor hereby directs the Partnership to send and deliver all such notices, proxies, consents, payments and distributions directly to Assignee.

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            4. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE UNITED STATES COURT FOR THE SOUTHERN
DISTRICT OF NEW YORK AND THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE
STATE AND CITY OF NEW YORK IN ANY ACTION ARISING FROM OR RELATED TO THIS ASSIGNMENT OF ANY OTHER ASSIGNMENT OR DOCUMENT DELIVERED IN CONNECTION WITH THIS ASSIGNMENT, AND ALSO HEREBY IRREVOCABLY WAIVES ANY DEFENSE OF IMPROPER VENUE, FORUM NON CONVENIENS OR LACK OF PERSONAL JURISDICTION TO ANY SUCH ACTION BROUGHT IN THOSE COURTS. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, TO BE SENT TO ITS
ADDRESS LISTED BELOW ITS SIGNATURE HEREUNDER.

            5. Severability. If any provision of this Assignment shall be held invalid by a court of competent jurisdiction, the remainder of this Assignment shall not be affected thereby and shall remain in full force and effect.

            6. Headings. The headings contained in this Assignment are for the purpose of reference and shall not be used to interpret or to modify the provisions of this Assignment.

            IN WITNESS WHEREOF, the parties hereto have this Assignment on the day and year first above written.


                                   THE MILLS LIMITED
                                     PARTNERSHIP (as Assignor)

                                   By: THE MILLS CORPORATION,
                                        its General Partner


                                   By: ____________________________
                                       Name: Thomas E. Frost
                                       Title: Senior Vice President


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                           GENERAL PARTNER'S CONSENT

      The undersigned General Partner of Sawgrass Mills Phase II Limited Partnership (the "Partnership") hereby consents to and accepts the foregoing Assignment of Partnership Interest between The Mills Limited Partnership and CS First Boston Mortgage Capital Corp. (the "Assignment") and further admits CS First Boston Mortgage Capital Corp. or its designee as a substituted Limited Partner of the Partnership, subject to all the terms and conditions of the Partnership Agreement (as defined in the Assignment) as now in effect or hereafter amended, for and on behalf of the Partnership, pursuant to the provisions of the Partnership Agreement, as of this ___ day of _________, 199_.


                                   SAWGRASS MILLS PHASE II LIMITED
                                         PARTNERSHIP


                                   By:  SAWGRASS MILLS PHASE II, LLC,
                                         its General Partner


                                   By:  THE MILLS LIMITED PARTNERSHIP,
                                          its Manager


                                   By:  THE MILLS CORPORATION,
                                         its General Partner


                                   By:________________________________
                                          Name:  Thomas E. Frost
                                          Title:  Senior Vice President


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